                           FORM OF MONTHLY STATEMENT
                 Green Tree Floorplan Receivables Master Trust
                                 Series 1995-1

Pursuant to the Pooling and Servicing Agreement dated as of December 1, 1995, (hereinafter as such agreement may have been or may be from time to time amended or otherwise modified, the "Pooling and Servicing Agreement"), among Green Tree Financial Corporation as servicer (the "Servicer"), Green Tree Floorplan Funding Corp. as transferor (the "Transferor"), and Norwest Bank Minnesota as trustee (the "Trustee), as supplemented by the Series 1995-1 Supplement dated as of December 14, 1995 (the "Supplement") among the Servicer, the Transferor and the Trustee, as Servicer is required to prepare certain information each month regarding current distributions to the Series 1995-1 Certificateholders and the performance of the Green Tree Floorplan Receivables Master Trust (the "Trust") during the previous month. The information which is required to be prepared with respect to the performance of the Trust during the month of August 1997 is set forth below. Certain of the information is presented on the basis of an original principal amount of $1,000 per Series 1995-1 Certificate (a "Certificate"). Certain other information is presented based on the aggregate amounts for the Trust as a whole. Capitalized terms used in this Monthly Statement have their respective meanings set fourth in the Pooling and Servicing Agreement and the Supplement.

A) Information regarding distribution in respect of the Class A Certificates per $1,000 original certificate principal amount

        (1) The total amount of the distribution in
        respect of Class A Certificates, per $1,000
        original certificate principal amount                             5.31

        (2) The amount of the distribution set forth
        in paragraph 1 above in respect of interest
        on the Class A Certificates, per $1,000
        original certificate principal amount                             5.31

        (3) The amount of the distribution set forth in
        paragraph 1 above in respect of principal of the
        Class A Certificates,per $1,000 original certificate
        principal amount                                                  0.00

B)      Class A Investor Charge Offs and Reimbursement of
        Charge Offs

        (1)  The amount of Class A Investor Charge Offs                   0.00

        (2) The amount of Class A Investor Charge Offs
        set forth in paragraph 1 above, per $1,000 original
        certificate principal amount                                      0.00

        (3) The total amount reimbursed in respect of
        Class A Investor Charge Offs                                      0.00

        (4)  The amount set forth in paragraph 3 above, per
        $1,000 original certificate principal amount                      0.00

        (5) The amount, if any, by which the outstanding
        principal balance of the Class A Certificates exceeds
        the Class A Invested Amount after giving effect to all
        transactions on such Distribution Date                            0.00

C) Information regarding distribution in respect of the Class B Certificates, per $1,000 original certificate principal amount

        (1) The total amount of the distribution in respect of
        Class B Certificates, per $1,000 original certificate
        principal amount                                                  5.45

        (2) The amount of the distribution set forth in
        paragraph 1 above in respect of interest on the
        Class B Certificates, per $1,000 original certificate
        principal amount                                                  5.45

        (3) The amount of the distribution set forth in
        paragraph 1 above in respect of principal of the
        Class B Certificates, per $1,000 original certificate
        principal amount                                                  0.00

D) Amount of reductions in Class B Invested Amount pursuant to clauses (c), (d), and (e) of the definition of Class B Invested Amount

        (1) The amount of reductions in Class B Invested Amount
        pursuant to clauses (c), (d), and (e) of the
        definition of Class B Invested Amount                             0.00

        (2) The amount of reductions in the Class B Invested
        Amount set forth in paragraph 1 above, per $1,000
        original certificate principal amount                             0.00

        (3) The total amount reimbursed in respect of such
        reductions in the Class B Invested Amount                         0.00

        (4) The amount set forth in paragraph 3 above, per
        $1,000 original certificate principal amount                      0.00

        (5)  The amount, if any, by which the outstanding
        principal balance of the Class B Certificates exceeds
        the Class B Invested Amount after giving effect to
        all transactions on such Distribution Date                        0.00


Green Tree Financial Corporation, as Servicer


BY: /s/ Phyllis A Knight
    -------------------------------
Name:    Phyllis A Knight
Title: Vice President and Treasurer
RECEIVABLES--

Beginning of the Month Principal Receivables:                                                  1,076,967,262.92
Removed Principal Receivables:                                                                             0.00
Additional Principal Receivables:                                                                           .00
End of the Month Principal Receivables:                                                        1,120,335,717.46
End of the Month Total Receivables:                                                            1,120,335,717.46

Excess Funding Account Balance                                                                              .00
Aggregate Invested Amount (all Master Trust Series)                                              998,000,000.00

End of the Month Transferor Amount                                                                55,362,310.91
DELINQUENCIES AND LOSSES--
                                                                             RECEIVABLES
End of the Month Delinquencies:
        30-60 Days Delinquent                                                                        798,693.56
        61-90 Days Delinquent                                                                        450,307.48
        90+ Days Delinquent                                                                          149,636.32

        Total 30+ Days Delinquent                                                                  1,398,637.36

Defaulted Accounts During the Month                                                                  650,127.29

INVESTED AMOUNTS--

Class A Initial Invested Amount                                     409,400,000.00
Class B Initial Invested Amount                                      18,400,000.00
Class C Initial Invested Amount                                       6,900,000.00
Class D Initial Invested Amount                                      25,300,000.00
INITIAL INVESTED AMOUNT                                                                          460,000,000.00

Class A Invested Amount                                             409,400,000.00
Class B Invested Amount                                              18,400,000.00
Class C Invested Amount                                               6,900,000.00
Class D Invested Amount                                              25,300,000.00
INVESTED AMOUNT                                                                                  460,000,000.00

Class A Adjusted Invested Amount                                    409,400,000.00
Class B Adjusted Invested Amount                                     18,400,000.00
Class C Invested Amount                                               6,900,000.00
Class D Invested Amount                                              27,742,543.69
ADJUSTED INVESTED AMOUNT                                                                         462,442,543.69

MONTHLY SERVICING FEE                                                                                770,737.57

INVESTOR DEFAULT AMOUNT                                                                              266,177.77

SERIES 1995-1 INFORMATION

SERIES 1995-1 ALLOCATION PERCENTAGE                                                                      46.22%
SERIES 1995-1 ALLOCABLE FINANCE CHARGE                                                             4,506,471.22
SERIES 1995-1 UNREIMBURSED CHARGE-OFFS                                                                     0.00
SERIES 1995-1 ALLOCABLE DEFAULTED AMOUNT                                                             300,480.53
SERIES 1995-1 MONTHLY FEES                                                                           770,737.57
SERIES 1995-1 ALLOCABLE PRINCIPAL COLLECTIONS                                                    138,426,786.94
SERIES 1995-1 REQUIRED TRANSFEROR AMOUNT                                                          18,497,701.75
FLOATING ALLOCATION PERCENTAGE                                                                           42.94%

INVESTOR FINANCE CHARGE COLLECTIONS                                                       4,045,190.02
INVESTOR DEFAULT AMOUNT                                                                     266,177.77
PRINCIPAL ALLOCATION PERCENTAGE                                                                 42.94%
AVAILABLE PRINCIPAL COLLECTIONS                                                         124,405,593.01

CLASS A FLOATING ALLOCATION                                                                     38.01%
CLASS A REQUIRED AMOUNT                                                                           0.00

CLASS B FLOATING ALLOCATION                                                                      1.71%
CLASS B REQUIRED AMOUNT                                                                           0.00

CLASS C FLOATING ALLOCATION                                                                       .64%
CLASS D FLOATING ALLOCATION                                                                      2.58%

TOTAL EXCESS SPREAD                                                                       1,514,374.82

YIELD AND BASE RATE--

Base Rate (Current Month)                                                 7.39%
Base Rate (Prior Month)                                                   7.45%
Base Rate (Two Months Ago)                                                7.45%
THREE MONTH AVERAGE BASE RATE                                                                    7.43%

Series Adjusted Portfolio Yield (Current Month)                           9.81%
Series Adjusted Portfolio Yield (Prior Month)                            10.69%
Series Adjusted Portfolio Yield (Two Months ago)                         10.87%
THREE MONTH AVERAGE SERIES ADJUSTED PORTFOLIO
YIELD                                                                                           10.46%

PRINCIPAL COLLECTIONS--

CLASS A PRINCIPAL PERCENTAGE                                                                    38.01%
        Class A Principal Collections                            110,136,168.21

CLASS B PRINCIPAL PERCENTAGE                                                                     1.71%
        Class B Principal Collections                              4,949,940.14

CLASS C PRINCIPAL PERCENTAGE                                                                      .64%
        Class C Principal Collections                              1,856,227.55

CLASS D PRINCIPAL PERCENTAGE                                                                     2.58%
        Class D Principal Collections                              7,463,257.10

AVAILABLE PRINCIPAL COLLECTIONS                                  124,405,593.01

REALLOCATED PRINCIPAL COLLECTIONS                                                                 0.00

SERIES 1995-1 PRINCIPAL SHORTFALL                                                                 0.00

SHARED PRINCIPAL COLLECTIONS ALLOCABLE
FROM OTHER PRINCIPAL SHARING SERIES                                                                .00

ACCUMULATION--

Controlled Accumulation Amount                                            0.00
Deficit Controlled Accumulation Amount                                    0.00
CONTROLLED DEPOSIT AMOUNT                                                                         0.00

PRINCIPAL FUNDING ACCOUNT BALANCE                                                                 0.00

SHARED PRINCIPAL COLLECTIONS ELIGIBLE FOR
OTHER PRINCIPAL SHARING SERIES                                                          124,671,770.78

INVESTOR CHARGE OFFS AND REIMBURSEMENTS--

CLASS A INVESTOR CHARGE OFFS                                                                      0.00
REDUCTIONS IN CLASS B INVESTED AMOUNT (OTHER
  THAN BY PRINCIPAL PAYMENTS)                                                                     0.00
REDUCTIONS IN CLASS C INVESTED AMOUNT (OTHER
  THAN BY PRINCIPAL PAYMENTS)                                                                     0.00
REDUCTIONS IN CLASS D INVESTED AMOUNT (OTHER
  THAN BY PRINCIPAL PAYMENTS)                                                                     0.00

PREVIOUS CLASS A CHARGE OFFS REIMBURSED                                                           0.00
PREVIOUS CLASS B INVESTED AMOUNT REDUCTIONS
  REIMBURSED                                                                                      0.00
PREVIOUS CLASS C INVESTED AMOUNT REDUCTIONS
  REIMBURSED                                                                                      0.00
PREVIOUS CLASS D INVESTED AMOUNT REDUCTIONS
  REIMBURSED                                                                                      0.00

Green Tree Financial Corporation, as Servicer


BY: /s/ Phyllis A Knight
   -----------------------------------
Name:   Phyllis A Knight
Title: Vice President and Treasurer